UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2024

Enovix Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39753	85-3174357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501 W. Warren Avenue Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 695-2350
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENVX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 13, 2024, Enovix Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 29, 2024, as supplemented by a proxy statement supplement filed with the SEC on June 5, 2024 (the “Proxy Statement”). The following is a brief description of each matter voted on at the Annual Meeting, including the number of votes cast with respect to each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.
Proposal 1 – Election of Directors
Stockholders approved the election of each of the Company’s seven (7) directors to serve for a one-year term until the Company’s 2025 Annual Meeting of Stockholders. The results of the voting were as follows:

Nominee	Voting Result	For	Withheld	Broker Non-Votes
Thurman John Rodgers	Approved	63,892,496	4,096,335	46,040,499
Betsy Atkins	Approved	56,840,888	11,147,943	46,040,499
Pegah Ebrahimi	Approved	66,777,437	1,211,394	46,040,499
Bernard Gutmann	Approved	67,125,509	863,322	46,040,499
Joseph Malchow	Approved	66,920,296	1,068,535	46,040,499
Gregory Reichow	Approved	66,552,638	1,436,193	46,040,499
Dr. Raj Talluri	Approved	67,178,801	810,030	46,040,499
Proposal 2 – Compensation of Our Named Executive Officers
Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of the voting were as follows:

Voting Result	For	Against	Abstain	Broker Non-Votes
Approved	53,605,774	13,838,578	544,479	46,040,499
Proposal 3 – Ratification of Appointment of Independent Registered Accounting Firm for Fiscal Year 2024

Stockholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2024. The results of the voting were as follows:

Voting Result	For	Against	Abstain
Approved	112,185,375	668,379	1,175,576

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enovix Corporation

Date:	June 18, 2024	By:	/s/ Arthi Chakravarthy
Arthi Chakravarthy Chief Legal Officer
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